Exhibit 10.3
                           ASA INTERPRO SMARTTIME LLC

                               OPERATING AGREEMENT


          Limited Liability Company Operating Agreement, effective as of the 2nd day of August, 1999, by and between ASA International Ltd. (the "Member") and InterPro Expense Systems, Inc. (the "Manager").

          WHEREAS, ASA InterPro SmartTime LLC (the "LLC") has been formed pursuant to the provisions of the Delaware Limited Liability Company Act, as amended (the "Act"), by filing on July 28, 1999 a Certificate of Formation (as such Certificate may be amended from time to time, the "Certificate of Formation"), in the office of the Secretary of State of Delaware.

          NOW, THEREFORE, in consideration of the mutual covenants herein expressed, MEMBER and MANAGER hereby agree as follows:

          1. MANAGEMENT.

               (a) The Manager shall manage the business and affairs of the LLC until the earlier of (i) August 31, 2000 or (ii) the Manager's exercise of its option to purchase the assets of the LLC pursuant to the Option Purchase Agreement dated the date hereof between the LLC, the Manager and the Member (the "Option Purchase Agreement"). "Person" shall mean an individual, or any other legal entity, and may, but need not be a Member. No Manager may resign, retire, abandon or otherwise terminate his status as a Manager, other than by reason of death, except after 90 days advance written notice to all Members, in which case said Manager shall designate his, her or its replacement to serve as a successor Manager.

               (b) The LLC is formed for the purpose of engaging in any lawful act or activity for which limited liability companies may be formed under the Act and engaging in any and all activities necessary, advisable, convenient or incidental thereto. The LLC shall have all the powers necessary or convenient to carry out the purposes for which it is formed, including all powers granted by the Act.

               (c) No Member shall have any authority, power or privilege to act on behalf of or to bind the LLC except as specifically provided in this Agreement.

               (d) There shall only be one Manager serving at any time hereunder. The signature of the Manager on any agreement, contract, instrument or other document shall be sufficient to bind the LLC in respect thereof and conclusively evidence the authority of the LLC with respect thereto, and no third party need look to any other evidence or the consent of any other party to bind the LLC or to evidence such Manager's authority.

               (e) The Manager shall be entitled to reimbursement from the LLC for all expenses incurred by such Manager in managing and conducting the business and affairs of the LLC and shall be paid a management fee in an amount equal to the lesser of (a) $50,000 or (b) net income of the LLC as determined for federal income tax purposes.

               (f) The Manager may cause the LLC to enter into one or more agreements, leases, contracts or other arrangements for the furnishing to or by the LLC of goods, services or space with the Member or an affiliate thereof, and may pay compensation thereunder for such goods, services or space.

               (g) Except as otherwise required by this Agreement, the Act or other applicable law, the Manager shall have the authority to (i) exercise all the powers and privileges granted to an LLC by the Act or any other law or this Agreement, together with any powers incidental thereto, so far as such powers are necessary or convenient to the conduct, promotion or attainment of the business, trade, purposes or activities of the LLC and (ii) take any other action not prohibited under the Act or other applicable law, to manage, control, administer, and operate the business and affairs of the LLC for the purposes herein stated, and to make all decisions affecting such business and affairs, including, without limitation, the power to:

                    (i) acquire by purchase, lease, or otherwise, any real or personal property, tangible or intangible;

                    (ii) construct, operate, maintain, finance, and improve, and to own, sell, convey, assign, mortgage, or lease any real estate and any personal property;

                    (iii) sell, dispose, trade, or exchange the LLC assets in the ordinary course of the LLC's business;

                    (iv) enter into agreements and contracts and to give receipts, releases and discharges;

                    (v) purchase liability and other insurance to protect the LLC's properties and business;

                    (vi) borrow money for and on behalf of the LLC,

                    (vii) execute or modify leases with respect to any part or all of the assets of the LLC;

                    (viii) prepay, in whole or in part, refinance, amend, modify, or extend any mortgages or deeds of trust which may affect any asset of the LLC and in connection therewith to execute for and on behalf of the LLC any extensions, renewals or modifications of such mortgages or deeds of trust;

                    (ix) execute any and all other instruments and documents which may be necessary or in the opinion of the Manager desirable to carry out the intent and purpose of this Agreement, including, but not limited to, documents whose operation and effect extend beyond the term of the LLC;

                    (x) make any and all expenditures which the Manager, in its sole discretion, deems necessary or appropriate in connection with the management of the affairs of the LLC and the carrying out of its obligations and responsibilities under this Agreement, including, without limitation, all legal, accounting and other related expenses incurred in connection with the organization and financing and operation of the LLC;

                    (xi) enter into any kind of activity necessary to, in connection with, or incidental to, the accomplishment of the purposes of the LLC; and

                    (xii) invest and reinvest the LLC reserves in short-term instruments, money market funds or in any other manner deemed appropriate by the Manager.

               (h) Notwithstanding anything to the contrary in this Agreement, the Manager shall not undertake any of the following without the "Consent of the Member" which, for the purposes of this Agreement, means the written consent of the Member:

                    (i) the sale of all or substantially all of the assets of the LLC;

                    (ii) the entering into or amending one or more agreements, leases, or contracts with the Manager or an affiliate thereof;

                    (iii) the admission of additional Members to the LLC;

                    (iv) liquidating, dissolving or merging the LLC;

                    (v) commencing any voluntary bankruptcy, insolvency or similar proceeding with the LLC as debtor; or

                    (vi) obligating the Member for any obligations or liabilities of the LLC.

               (i) The Manager agrees to execute all documents as reasonably requested by the Member to assist the Member in its pursuit of a "like-kind exchange" under the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code") in connection with the disposition of the LLC's assets.

          2. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; AND LIABILITY OF MEMBERS.

               (a) The Member has contributed to the capital of the LLC the property set forth opposite such Member's name on SCHEDULE A hereto and the Member's percentage interest in the ownership of the LLC ("Percentage Interest"), is also set forth thereon.

               (b) No Member shall be obligated to contribute any additional capital to the LLC. No interest shall accrue on any contributions to the capital of the LLC for the benefit of a Member.

               (c) A separate capital account ("Capital Account") shall be established for each Member, and shall be maintained in accordance with applicable regulations under Section 704(b) of the Code.

               (d) Other than as set forth in the Option Purchase Agreement and the Asset Purchase Agreement dated the date hereof between the LLC, the Manager and the Member (the "Purchase Agreement"), the liability of the Members for the losses, debts and obligations of the LLC shall be limited to their capital contributions not then previously repaid to or withdrawn by them in accordance with the terms of this Agreement. No Member shall have any liability to restore any negative balance in his Capital Account. In no event shall any Member be personally liable for any liabilities or obligations of the LLC.

          3. RETURN OF CONTRIBUTIONS. No Member shall have the right to withdraw or to be repaid any capital contributed by him or to receive any other payment in respect of such Member's interest in the LLC, including, without limitation, as a result of the withdrawal or resignation of such Member from the LLC, except as specifically provided in this Agreement.

          4. SHARE OF PROFITS AND OTHER ITEMS.

               (a) Except as may be required by the Code or this Operating Agreement, as amended from time to time, profits, losses, and other items of income, gain, loss, deduction and credit of the LLC shall be allocated among the Members in accordance with their Percentage Interests.

               (b) The Manager may make distributions to Members from time to time. Distributions may be made only after the Manager determines in its reasonable judgment that the LLC has cash on hand sufficient for the current and anticipated needs of the LLC to fulfill its business purposes. All distributions shall be made to the Members in accordance with this Agreement. Distributions may be in cash or property or partially in both, as determined by the Manager. No distribution shall be declared or made if, after giving it effect, the LLC would not be able to pay its debts as they become due in the usual course of business or the LLC's total assets would be less than the sum of its total liabilities.

               (c) Notwithstanding the foregoing, the Manager shall distribute to the Members, immediately upon their receipt by the LLC, all payments received by the LLC from the Manager pursuant to (i) the Option Purchase Agreement and
(ii) the Intellectual Property License Agreement and the Customer Intangibles License Agreement, each dated of even date herewith between the Manager and the LLC.

               (d) Notwithstanding the foregoing, the Manager shall distribute annually to each Member such amounts as are necessary to pay the tax liability (other than a tax liability arising in connection with a distribution contemplated by subsection (c) above) of such Member due as a result of such Member's interest hereunder.

          5. NO TRANSFERS. Without the Consent of the Manager, no Member may "Transfer" such Member's interest in the LLC or any part thereof or in all or any part of the assets of the LLC. For this purpose, "Transfer" shall mean any sale, assignment, gift, pledge, hypothecation, encumbrance or other transfer, including, without limitation, any assignment or transfer by operation of law or by order of court in a bankruptcy proceeding or otherwise. In the event of any attempted or purported Transfer of a Member's interest in the LLC in contravention of any of the provisions of this Agreement (an "Ineffective Transfer"), such Transfer shall be null and void and ineffective to transfer any interest in the LLC and shall not bind, or be recognized by or on the books of, the LLC, and any purported transferee or assignee shall not be a Member for any purpose. In the event of such Ineffective Transfer, the LLC, the Manager and each other Member shall, in addition to all rights and remedies at law and equity, be entitled to a decree or order restraining and enjoining such Ineffective Transfer, and the offending Member shall not plead in defense thereto that there would be an adequate remedy at law, it being acknowledged and agreed that damages at law would be an inadequate remedy for a breach or threatened breach of the provisions set forth in this Agreement concerning any such attempted or purported Transfer.

          6. PRIORITIES. No Member shall have any rights or priority over any other Members as to contributions or as to distributions or compensation by way of income, except as specifically provided in this Agreement or by Consent of the Members.

          7. DISSOLUTION AND CONTINUATION OF THE LLC.

               (a) The LLC shall be dissolved and its affairs wound up upon:

                    (i) the election to dissolve the LLC by Consent of the Members at any time after the earlier of (i) August 31, 2000 or (ii) the Manager's exercise of its option to purchase the assets of the LLC pursuant to the Option Purchase Agreement; or

                    (ii) the withdrawal, bankruptcy or dissolution of a Member, if there is no election pursuant to Section 7(b) to continue the LLC.

               (b) The Members may continue the business of the LLC upon the occurrence of any event of dissolution described in Section 7(a) by electing to do so within 90 days after the occurrence of any of such event. Any such election shall be made by Consent of the Members.

               (c) In the event of a dissolution or liquidation of the LLC, the Manager shall have the right to immediately exercise the option granted to it under the Option Purchase Agreement.

          8. BOOKS AND RECORDS; BANK ACCOUNTS.

               (a) The Manger shall keep or cause to be kept complete and accurate books and records of the LLC, using the same methods of accounting that are used in preparing the Federal income tax returns of the LLC to the extent applicable and otherwise in accordance with generally accepted accounting principles consistently applied. Such books and records shall be maintained and be available, in addition to any documents and information required to be furnished to the Members under the Act, at an office of the LLC for examination and copying by any Member or Manager, or his duly authorized representative, at his reasonable request and at his expense during ordinary business hours. A current list of the following items shall be kept by the LLC: (i) full name and last known address of each Member and Manager, (ii) a copy of this Agreement and any amendments thereto, (iv) the Certificate of Formation, (v) executed copies of all powers of attorney, if any, pursuant to which this Agreement, any amendment, or the Certificate of Formation has been executed, (vi) copies of the LLC's financial statements, and (vii) Federal, State and local income tax returns and reports, if any, for each year. All of the above-referenced items shall be maintained at the registered office of the LLC along with such other information, if any, as may be required to be made available to Members pursuant to the Act. On or before the due date (including extensions) of the Federal income tax return of the LLC for each fiscal year of the LLC, each Member shall be furnished with copies of the LLC's Federal income tax return for the fiscal year then ended and any other tax information reasonably required for State or local tax purposes. Any Member may, at any time, at his own expense, and upon reasonable notice, cause an audit or review of the LLC books to be made by a certified public accountant of his own selection.

               (b) Bank accounts and/or other accounts of the LLC shall be maintained in such banking and/or other financial institution(s) as shall be selected by the Manger, and withdrawals shall be made and other activity conducted on such signature or signatures as shall be designated by the Manager.

               (c) The fiscal year of the LLC shall end on March 31 of each year.

         9. INDEMNITY; OTHER BUSINESS.

               (a) Each Member, the Manager and any other entities or individuals authorized to act on behalf of the LLC, shall be entitled to indemnity from the LLC for any liability incurred and/or for any act performed within the scope of the authority conferred to them by this Agreement, and/or for any act omitted to be performed, except for gross negligence or willful misconduct, which indemnification shall include all reasonable expenses incurred, including reasonable legal and other professional fees and expenses that are to be paid within forty-five 45 days receipt by the LLC of any invoice for such expenses.

               (b) Subject to the provisions of the Purchase Agreement, the Members, the Manager, and any affiliates of any of them may engage in and possess interests in other business ventures and investment opportunities of every kind and description, independently or with others, including serving as manager, member and general partner of other limited liability companies and partnerships with purposes similar to those of the LLC. Neither the LLC nor any other Member or the Manager shall have any rights in or to such ventures or opportunities or the income or profits therefrom.

          10. MISCELLANEOUS.

               (a) Subject to the restrictions on transfers set forth herein, the terms of this Agreement shall be binding upon and shall inure to the benefit of the LLC, the Manager, and the Members, their respective successors, successor-in-title, heirs and assigns; and each and every successor-in-interest to any Member, whether such successor acquires such interest by way of inheritance, gift, purchase, foreclosure or any other method, and the Members shall hold such interest subject to all of the terms and provisions of this Agreement. None of the provisions of this Agreement shall be for the benefit of or enforceable by any other person, including without limitation, any creditor of any Member (including any Member acting in his capacity as a creditor of the LLC).

               (b) No change, modification or amendment of this Agreement shall be valid or binding unless such change, modification or amendment shall be in writing and duly executed by all of the Manager and Members.

               (c) This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, notwithstanding any choice of law rules to the contrary.

               (d) This Agreement may be executed in any number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Members notwithstanding that all Members have not signed the same counterpart.

               (e) Any and all notices under this Agreement shall be effective
(i) on the fourth business day after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) on the first business day after being sent by express mail, courier (with receipt) or telecopy. All such notices in order to be effective shall be addressed, if to the LLC at its registered office under the Act, if to a Member at the last address of record on the LLC books, and copies of such notices shall also be sent to the last address for the recipient which was recorded in the records of the LLC, if different from the address so specified.

               (f) As used herein, the singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

               (g) This Agreement, including the Certificate of Formation, which is hereby incorporated herein, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

               (h) The Members shall reimburse the Manager for any professional, legal, accounting or other costs reasonably incurred by the Manager in performing its duties as Manager, provided such costs have been approved in writing in advance by the Members.

               (i) DISPUTE RESOLUTION. Any dispute between the parties arising out of or related to this Agreement shall be settled by arbitration in accordance with the provisions of the Purchase Agreement.


               IN WITNESS WHEREOF, the undersigned have signed and sworn to this Agreement as of the date first above written.

                                        MEMBER:

                                        ASA INTERNATIONAL LTD.


                                        By: /S/ ALFRED C. ANGELONE
                                           -------------------------
                                        Title: CEO
                                              ----------------------


                                        MANAGER:

                                        INTERPRO EXPENSE SYSTEMS, INC.


                                        By: /S/ ED COMFOLTEY
                                           -------------------------
                                           Title:  CEO
                                                 -------------------

                                   SCHEDULE A


                                     MEMBERS



                                  PERCENTAGE                      CAPITAL
                                   INTEREST                    CONTRIBUTION



ASA International Ltd.              100%             Assets of ASA International
                                                     Ltd.'s SmartTime Division